Taxation	12 Months Ended
Mar. 31, 2022
Taxation
Taxation

6. Taxation

This note explains how our Group tax charge arises. The deferred tax section of the note also provides information on our expected future tax charges and sets out the tax assets held across the Group together with our view on whether or not we expect to be able to make use of these in the future.

Accounting policies

Income tax expense represents the sum of the current and deferred taxes.

Current tax payable or recoverable is based on taxable profit for the year. Taxable profit differs from profit as reported in the income statement because some items of income or expense are taxable or deductible in different years or may never be taxable or deductible. The Group’s liability for current tax is calculated using tax rates and laws that have been enacted or substantively enacted by the reporting period date.

The Group recognises provisions for uncertain tax positions when the Group has a present obligation as a result of a past event and management judge that it is probable that there will be a future outflow of economic benefits from the Group to settle the obligation. Uncertain tax positions are assessed and measured on an issue by issue basis within the jurisdictions that we operate either using management’s estimate of the most likely outcome where the issues are binary, or the expected value approach where the issues have a range of possible outcomes. The Group recognises interest on late paid taxes as part of financing costs, and any penalties, if applicable, as part of the income tax expense.

Deferred tax is the tax expected to be payable or recoverable in the future arising from temporary differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. It is accounted for using the statement of financial position liability method. Deferred tax liabilities are generally recognised for all taxable temporary differences and deferred tax assets are recognised to the extent that it is probable that temporary differences or taxable profits will be available against which deductible temporary differences can be utilised.

Such assets and liabilities are not recognised if the temporary difference arises from the initial recognition (other than in a business combination) of assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit. Deferred tax liabilities are not recognised to the extent they arise from the initial recognition of non-tax deductible goodwill.

Deferred tax liabilities are recognised for taxable temporary differences arising on investments in subsidiaries and associates, and interests in joint arrangements, except where the Group is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future.

The carrying amount of deferred tax assets is reviewed at each reporting period date and adjusted to reflect changes in the Group’s assessment that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

Deferred tax is calculated at the tax rates that are expected to apply in the period when the liability is settled or the asset realised, based on tax rates that have been enacted or substantively enacted by the reporting period date.

Tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities and when they either relate to income taxes levied by the same taxation authority on either the same taxable entity or on different taxable entities which intend to settle the current tax assets and liabilities on a net basis.

Tax is charged or credited to the income statement, except when it relates to items charged or credited to other comprehensive income or directly to equity, in which case the tax is recognised in other comprehensive income or in equity.

	2022	2021	2020
Income tax expense	€m	€m	€m
United Kingdom corporation tax expense/(credit):
Current year	22	24	42
Adjustments in respect of prior years	17	3	(6)
	39	27	36
Overseas current tax expense/(credit):
Current year	993	872	900
Adjustments in respect of prior years	81	(30)	80
	1,074	842	980
Total current tax expense	1,113	869	1,016
Deferred tax on origination and reversal of temporary differences:
United Kingdom deferred tax	(791)	(94)	(318)
Overseas deferred tax	1,008	3,089	552
Total deferred tax expense	217	2,995	234
Total income tax expense	1,330	3,864	1,250

UK operating profits are more than offset by statutory allowances for capital investment in the UK network and systems plus ongoing interest costs including those arising from the €10.7 billion of spectrum payments to the UK government in 2000, 2013 and 2018.

Tax charged/(credited) directly to other comprehensive income

	2022	2021	2020
	€m	€m	€m
Current tax	–	(17)	(26)
Deferred tax	648	(1,009)	830
Total tax charged/(credited) directly to other comprehensive income	648	(1,026)	804

Tax credited directly to equity

	2022	2021	2020
	€m	€m	€m
Deferred tax	–	(2)	–
Total tax credited directly to equity	–	(2)	–

Factors affecting the tax expense for the year

The table below explains the differences between the expected tax expense, being the aggregate of the Group’s geographical split of profits multiplied by the relevant local tax rates and the Group’s total tax expense for each year.

	2022	2021		2020
	€m	€m		€m
		(restated)*
Continuing profit before tax as shown in the consolidated income statement	3,954	4,400		795

Aggregated expected income tax expense	1,191	1,124		226
Impairment losses with no tax effect	–	–		332
Disposal of Group investments(1)	(8)	(332)		(1,113)
Effect of taxation of associates and joint ventures, reported within profit before tax	(66)	56		728
Deferred tax charge/(credit) following revaluation of investments in Luxembourg	1,455	2,120	*	(348)
Previously unrecognised temporary differences we expect to use in the future, including in Luxembourg	(708)	(45)		(14)
Previously recognised temporary differences and losses we no longer expect to use in the future	74	699	*	–
Current year temporary differences (including losses) that we currently do not expect to use	116	170		352
Adjustments in respect of prior year tax liabilities	13	(10)		(86)
Impact of tax credits and irrecoverable taxes	74	90		52
Deferred tax on overseas earnings	2	–		3
Effect of current year changes in statutory tax rates on deferred tax balances (2)	(667)	(45)		757
Financing costs not deductible/(taxable) for tax purposes	46	(62)		174
Revaluation of assets for tax purposes in Italy and Turkey	(357)	–		–
Expenses not deductible for tax purposes	165	99		187
Income tax expense	1,330	3,864		1,250

Notes:

*

During the year ended 31 March 2022, we revised the calculation of certain impairment reversals recognised by our Luxembourg holding companies for the year ended 31 March 2021; this had no impact on the amount of deferred tax assets recognised at that date but has changed the amount of our unrecognised deferred tax assets by €0.7 billion (unrecognised losses of €2.8 billion).. Further details can be found on page 158. We have adjusted certain 31 March 2021 disclosures as denoted by an *.

1

2021 includes the tax exempt gains relating to the TPG Telecom Limited merger in Australia and Indus Towers Limited in India. 2020 relates to tax exempt disposal gains on Vodafone New Zealand, Vodafone Malta and the merger of the Italian towers with INWIT.

2	2022 includes the increase in future UK tax rate to 25%. 2020 includes the impact of a lower corporate tax rate in Luxembourg and the retention of the 19% corporate tax rate in the UK.

Deferred tax

Analysis of movements in the net deferred tax asset balance during the year:

€m
1 April 2021	19,474
Foreign exchange movements	(29)
Charged to the income statement	(217)
Charged directly to OCI	(648)
Charged directly to equity	–
Arising on acquisitions and disposals	(11)
31 March 2022[1]	18,569

Deferred tax assets and liabilities, before offset of balances within countries, are as follows:

	Amount				Net
	credited/				recognised
	(expensed)	Gross	Gross	Less	deferred tax
	in income	deferred	deferred tax	amounts	(liability)/
	statement	tax asset	liability	unrecognised	asset
	€m	€m	€m	€m	€m
Accelerated tax depreciation	672	2,589	(1,361)	(58)	1,170
Intangible assets	643	666	(1,801)	11	(1,124)
Tax losses	(1,450)	28,977	–	(10,341)	18,636
Treasury related items	(90)	616	(372)	(562)	(318)
Temporary differences relating to revenue recognition	(9)	3	(666)	–	(663)
Temporary differences relating to leases	(3)	1,754	(1,577)	–	177
Other temporary differences	20	1,148	(379)	(78)	691
31 March 2022[1]	(217)	35,753	(6,156)	(11,028)	18,569

Analysed in the balance sheet, after offset of balances within countries, as:

€m
Deferred tax asset	19,089
Deferred tax liability	(520)
31 March 2022[1]	18,569

At 31 March 2021, deferred tax assets and liabilities, before offset of balances within countries, were as follows:

	Amount				Net
	credited/				recognised
	(expensed)	Gross	Gross	Less	deferred tax
	in income	deferred	deferred tax	amounts	(liability)/
	statement	tax asset*	liability*	unrecognised*	asset
	€m	€m	€m	€m	€m
Accelerated tax depreciation	716	2,331	(2,034)	(9)	288
Intangible assets	336	434	(1,938)	13	(1,491)
Tax losses	(3,292)	30,490	–	(10,400)	20,090
Treasury related items	(9)	761	(37)	(392)	332
Temporary differences relating to revenue recognition	(84)	3	(651)	–	(648)
Temporary differences relating to leases	(34)	1,758	(1,568)	–	190
Other temporary differences	(627)	1,095	(335)	(47)	713
31 March 2021[1]	(2,994)	36,872	(6,563)	(10,835)	19,474

At 31 March 2021, analysed in the balance sheet, after offset of balances within countries, as:

€m
Deferred tax asset	21,569
Deferred tax liability	(2,095)
31 March 2021[1]	19,474

Note:

1	The Group does not discount deferred tax assets. This is in accordance with IAS 12.

Factors affecting the tax charge in future years

The Group’s future tax charge, and effective tax rate, could be affected by several factors including; tax reform in countries around the world, including any arising from the OECD’s or European Commission’s work on the taxation of the digital economy and European Commission initiatives such as the proposed tax and financial reporting directive or as a consequence of state aid investigations, future corporate acquisitions and disposals, any restructuring of our businesses and the resolution of open tax issues (see below).

On 25 April 2019, the European Commission published its full decision in relation to its investigation into the ‘group financing exemption’ (GFE) in the UK’s controlled foreign company rules and whether the GFE constituted unlawful State Aid. It concluded the GFE does not constitute unlawful state aid when the managing of the financing activities is outside the UK. We consider that the Group’s Luxembourg financing activities are properly established and operate in accordance with EU and local law as well as the OECD’s transfer pricing guidelines and on 27 May 2021 the UK tax authorities confirmed it reached the view Vodafone was not in receipt of any state aid relating to the GFE. The European Commission has indicated it agrees with this conclusion

The Group is routinely subject to audit by tax authorities in the territories in which it operates. The Group considers each issue on its merits and, where appropriate, holds provisions in respect of the potential tax liability that may arise. As at 31 March 2022, the Group holds provisions for such potential liabilities of €463 million (2021: €606 million). These provisions relate to multiple issues, across the jurisdictions in which the Group operates. The reduction during the year is primarily a result of the closure of state tax audits in the US.

As the tax impact of a transaction can be uncertain until a conclusion is reached with the relevant tax authority or through a legal process, the amount ultimately paid may differ materially from the amount accrued and could therefore affect the Group's overall profitability and cash flows in future periods. See Note 29 ‘Contingent liabilities and legal proceedings’ to the consolidated financial statements.

At 31 March 2022, the gross amount and expiry dates of losses available for carry forward are as follows:

	Expiring	Expiring
	within	beyond
	5 years	6 years	Unlimited	Total
	€m	€m	€m	€m
Losses for which a deferred tax asset is recognised	19	259	79,848	80,126
Losses for which no deferred tax is recognised	334	13,162	23,928	37,424
	353	13,421	103,776	117,550

At 31 March 2021, the gross amount and expiry dates of losses available for carry forward were as follows:

	Expiring	Expiring
	within	beyond
	5 years	6 years	Unlimited*	Total
	€m	€m	€m	€m
Losses for which a deferred tax asset is recognised	63	222	86,623	86,908
Losses for which no deferred tax is recognised	245	13,217	26,290	39,752
	308	13,439	112,913	126,660

Deferred tax assets on losses in Luxembourg

Included in the table above are losses of €65,348 million (2021: €72,552 million*) that have arisen in Luxembourg companies. A deferred tax asset of €16,298 million (2021: €17,394 million) has been recognised in respect of these losses, as we conclude it is probable that the Luxembourg entities will continue to generate taxable profits in the future against which we can utilise these losses. These tax losses principally arose from historical impairments, primarily following the acquisition of the Mannesmann Group in 2000. These losses arose prior to the 2017 tax reform in Luxembourg and are available to carry forward indefinitely.

The Luxembourg companies hold investments in the Group’s operating companies which are assessed for impairment for local GAAP financial statements using the Group’s recoverable value calculations (see Note 4 ‘Impairment losses’). The recognition or reversal of impairments is recorded in the local GAAP financial statements and therefore the carrying values and valuation methodology differs from the goodwill assessment for the Group’s consolidated financial statements. This assessment can give rise to tax deductible impairments or taxable reversals of previous impairments.

Following the 2017 tax reform in Luxembourg, tax losses expire after 17 years and are only used after any pre-existing losses. In the year ended 31 March 2020 the Luxembourg companies had tax deductible impairments resulting in additional tax losses. No deferred tax asset is recognised for these losses on the basis that they are not forecast to be used prior to the expiry of their 17 year life. In a period where pre-existing tax losses are not utilised due to impairments arising the forecast utilisation timeframe extends by one year.

The reversal of impairments can result in a significant reduction to our deferred tax assets and the period over which these assets can be utilised. In the year ended 31 March 2022 a reversal of previous impairments of €6 billion (2021: €9 billion* - previously €12 billion) has arisen in Luxembourg. This represents taxable income against which the brought forward losses can be used. This is the main driver of the reduction in the losses, and the associated deferred tax asset, compared to the prior period.

The Luxembourg companies’ recurring profits are derived from the Group’s internal financing, centralised procurement, and international roaming activities. These activities have consistently generated taxable profits of over €1bn per annum throughout their existence. The Group has reviewed the latest 5 year forecasts for the Luxembourg companies, including their ability to continue to generate income beyond this period. The forecasts consider the impact of the current market conditions on the existing financing activities, including the current view of interest rates, levels of intragroup financing, as well as the future profits generated from the procurement and roaming activities. The valuations take into account all information at the balance sheet date and the Group does not forecast potential future impairments or reversals of impairments.

This assessment also included a review of the commercial structures supporting the profits generated from these activities and considered the factors, under the Group’s control, which could impact the ability of these activities to generate taxable profits. We have assessed that the current structure continues to be sustainable under the tax laws substantively enacted at the balance sheet date and the Group’s intentions to keep these activities in Luxembourg remains unchanged.

Based on the current forecasts, €3,546 million (2021: €2,881 million) of the deferred tax asset is forecast to be used within the next 10 years, and €6,953 million (2021: €4,891 million) used within 20 years. The losses are projected to be fully utilised over the next 45 to 48 years. The decrease in the recovery period over the prior year is principally a result of higher interest rates, driving margins up on existing financing activities combined with the reversal of previously tax deductible impairments. These same factors also meant the Group recognised €699m of previously unrecognised deferred tax asset as the latest forecast show these losses will be used within 60 years. The Group previously did not recognise the asset as the losses were forecast to be used beyond 60 years.

An increase or decrease in the forecast income in Luxembourg in each year of 5%-10% would change the period over which the losses will be fully utilised by 2 to 5 years. The Group uses a change in forecast income to understand the impact that a change in interest rates or level of debt advanced by the Luxembourg companies could have on the recovery period of the losses.

Any future changes in tax law, including those driven by OECD, EU or domestic tax reforms or the structure of the Group could have a significant effect on the use of the Luxembourg losses, including the period over which these losses can be utilised. The Group has reviewed the OECD model rules and supporting commentary and does not anticipate a significant impact on its ability to continue to use our losses in Luxembourg. On the basis that future changes in tax laws are unknown, the profit forecasts assume that existing tax laws continue.

Based on the above factors the Group concludes that it is probable that the Luxembourg companies will continue to generate taxable profits in the future against which it will use these losses. In addition to the above, €13,298 million (2021; €12,975 million) of the Group’s Luxembourg losses expire after 12-17 years and no deferred tax asset is recognised as they will expire before we can use these losses. The remaining losses do not expire. We also have €9,136 million (2021: €9,136 million) of Luxembourg losses in a former Cable & Wireless Worldwide Group company, for which no deferred tax asset has been recognised as it is uncertain whether these losses will be utilised.

Deferred tax assets on losses in Germany

The Group has tax losses of €13,955 million (2021: €16,296 million) in Germany arising on the write down of investments in Germany in 2000. The losses are available to use against both German federal and trade tax liabilities and they do not expire. A deferred tax asset of €2,170 million (2021: €2,529 million) has been recognised in respect of these losses as we conclude it is probable that the German business will continue to generate taxable profits in the future against which we can utilise these losses. The Group has reviewed the latest forecasts for the German business which incorporate the unsystematic risks of operating in the telecommunications business (see page 146). In the period beyond the 5 year forecast we have reviewed the profits inherent in the terminal period and based on these and our expectations for the German business we believe it is probable the German losses will be fully utilised. Based on the current forecasts the losses will be fully utilised over the next 4 to 8 years. This period has decreased compared to the prior year as a result of restructuring the German businesses. A 5%-10% change in the forecast profits of the German business would alter the utilisation period by 1 year.

Deferred tax assets on losses in Spain

The Group has tax losses of €4,627 million (2021: €4,334 million) which are available to offset against the future profits of the Grupo Corporativo ONO business. The losses do not expire, and no deferred tax asset is recognised for these losses due to the trading environment in Spain.

Deferred tax assets in Italy

The Group has a recognised deferred tax asset of €411 million (2021: €162 million), including €71 million (2021: €27 million) relating to tax losses in Italy. The deferred tax asset increased in the year following a revaluation of the Italian business’s assets for tax purposes. The Italian business has historically been profitable and is forecasted to return to profitability, absent the impacts from the revaluation of assets, in the short term.

Other tax losses

The Group has losses amounting to €8,444 million (2021: €8,285 million) in respect of UK subsidiaries which are only available for offset against future capital gains and since it is uncertain whether these losses will be utilised, no deferred tax asset has been recognised, as in the prior year. The remaining losses relate to a number of other jurisdictions across the Group. There are also €2,365 million (2021: €2,092 million) of unrecognised temporary differences relating to treasury items and other items.

Impact of climate risks

The recovery of the Group’s deferred tax assets is dependent on its forecasts of future profitability and the climate related risks identified on page 148 have been considered in the Group’s assessment of the recovery of those assets. The Group does not expect the climate related risks to have an impact on the ability of Luxembourg to continue to provide the internal financing, procurement, and roaming activities to other members of the Group.

Unremitted earnings

No deferred tax liability has been recognised in respect of a further €8,599 million (2021: €7,522 million) of unremitted earnings of subsidiaries because the Group is in a position to control the timing of the reversal of the temporary difference, and it is probable that such differences will not reverse in the foreseeable future. It is not practicable to estimate the amount of unrecognised deferred tax liabilities in respect of these unremitted earnings.